SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                MARCH 5, 2003
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                               NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
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           Exhibits

99.1       Press Release issued March 5, 2003


ITEM 9.    REGULATION FD DISCLOSURE
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NTL Incorporated (NASDAQ: NTLI) announced today that it has appointed Scott
Schubert as Chief Financial Officer effective April 1, 2003.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                      By:
                                          ---------------------------------
                                          Name: Richard J. Lubasch
                                          Title: Executive Vice President -
                                                   General Counsel



Dated: March 5, 2003

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Press Release issued March 5, 2003

                                                                   Exhibit 99.1

(NTL LOGO)

       NTL INCORPORATED APPOINTS SCOTT SCHUBERT AS CHIEF FINANCIAL OFFICER

LONDON, March 5, 2003 - NTL Incorporated (NASDAQ: NTLI) announced today that it has appointed Scott Schubert as Chief Financial Officer effective April 1, 2003. Scott is currently the Executive Vice President & Chief Financial Officer of WilTel Communications Group.

Mr Schubert will be responsible for all of NTL's financial activities, including Cash Management, Credit Management, Capital Budgeting, Financial Planning and Analysis, Tax, Financial Reporting, SEC and Regulatory Filings, Accounting Systems and Controls, Internal Audit, and Investor Relations. He will report to Barclay Knapp, Chief Executive Officer and be based in the company's operational headquarters in Hook, Hampshire. He will join the Executive Management Group.

Mr Schubert started his career at Amoco Corporation in 1976, upon graduation from Purdue University where he completed his MBA degree in Finance in 1976 and a Bachelor of Science in Management in 1975. With Amoco, he held various assignments, including working in Managerial and Financial Accounting, Financial Evaluation and Analysis, Planning and Economic Analysis, Strategic Planning and Treasury. In 1991 Mr Schubert became International Controller of Exploration & Production and in 1995 he was appointed Vice President, Worldwide Financial Services, responsible for all of the company's financial and accounting operations. Following the merger of BP and Amoco in 1998, Mr Schubert led the successful integration of the companies' financial operations as head of BP Amoco's Global Financial Services.

In 1999, Mr Schubert joined Williams Communications Group Inc as Chief Financial Officer. Williams delivers voice, data, video and IP services for worldwide telecom carriers, internet service providers and global media and entertainment companies. He led the company's IPO and successfully introduced a performance-driven culture. Most recently, in 2002, he successfully led and completed the financial restructuring of the company's balance sheet.

Barclay Knapp, Chief Executive Officer of NTL said "I am delighted that Scott is joining us as CFO. He has over 25 years of broad financial leadership experience, including the past 4 years in the telecommunications and media industry, and is therefore well equipped to help exploit the opportunities at NTL as we focus on delivering profitable growth and returning to service excellence."

                               - Ends -


Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated, budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: general economic and business conditions and other matters.



For further information, please contact:

In the UK:
Analysts, Debt and Equity Holders:
Virginia Ramsden, +44 (0)20 7746 6826,
or via e-mail at investorrelations@ntl.com
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Media:
Alison Kirkwood  +44 (0) 1256 752662 / (0) 7788 186 154
Justine Parrish, +44 (0)20 7746 4096 / (0)7966 421 991
Richard Oldworth, Jeremy Garcia or Mark Edwards - Buchanan Communications
Tel: +44 (0)20 7466 5000

In the US:
Analysts, Debt and Equity Holders:
Bret Richter, Senior Vice President Corporate Finance and Development Tamar Gerber, Director Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com
                                         ---------------------------



More on NTL:

o NTL Incorporated (NASDAQ: NTLI) offers a wide range of communications services to residential and business customers throughout the UK and Ireland.

o NTL's fibre-optic broadband network passes 8.4 million homes in the UK including London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Ireland has an extensive network using fibre-optic, broadband coax & copper, broadcast, satellite and radio technologies to provide services to its 370,000 customers in Dublin, Galway and Waterford.

o An online media centre is available at www.ntl.com/mediacentre featuring recent press releases, fact sheet, recapitalisation history and key dates, photography and logos.